UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 13, 2019, the Board of Directors of Medifast, Inc. (the “Company”) approved a clarifying amendment to the Company’s Amended and Restated Bylaws to provide for the issuance of uncertificated shares of the Company’s capital stock. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at The Four Seasons Baltimore in Baltimore, Maryland. At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as described below.

(i) The number of shares voted and broker non-votes for the directors nominated for election to the Board of Directors are set forth below:

Director Name	For	Withhold/Against	Broker Non-Votes
Jeffrey J. Brown	9,429,919	191,443	1,091,449
Kevin G. Byrnes	9,600,076	21,286	1,091,449
Daniel R. Chard	9,599,862	21,500	1,091,449
Constance C. Hallquist	9,598,611	22,751	1,091,449
Michael A. Hoer	9,599,651	21,711	1,091,449
Michael C. MacDonald	9,589,260	32,102	1,091,449
Carl E. Sassano	9,585,508	35,854	1,091,449
Scott Schlackman	9,597,237	24,125	1,091,449
Andrea B. Thomas	9,601,075	20,287	1,091,449
Ming Xian	9,591,589	29,773	1,091,449

Accordingly, each of individuals listed above were elected to the Company’s Board of Directors, each to hold office until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(ii) The stockholders voted on a proposal to ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s fiscal year ending December 31, 2019. The proposal was approved by a vote of stockholders as follows:

For:	10,580,448
Against:	109,749
Abstained:	22,614

(iii) The stockholders voted on a proposal to approve on an advisory basis the compensation of the Company’s named executive officers as set forth in the proxy statement for the Annual Meeting. The proposal was approved by a vote of the stockholders as follows:

For:	9,530,762
Against:	61,711
Abstained:	28,889
Broker Non-Votes:	1,091,449

Item 8.01.	Other Events.

On June 13, 2019, the Company issued a press release announcing the declaration of a cash dividend by the Company’s Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Medifast, Inc.
99.1	Press release dated June 13, 2019 titled “Medifast, Inc. Announces Quarterly Dividend”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Timothy Robinson
Timothy Robinson Chief Financial Officer

Dated: June 13, 2019